Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of to such a statement on Schedule 13G with respect to the common stock of Vitamin Shoppe, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

Dated: February 16, 2010

BLACKSTONE MEZZANINE PARTNERS L.P. By: Blackstone Mezzanine Associates L.P., its General Partner By: Blackstone Mezzanine Management Associates L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE MEZZANINE HOLDINGS L.P. By: BMP Side-by-Side GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE MEZZANINE MANAGEMENT ASSOCIATES L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE MEZZANINE ASSOCIATES L.P. By: Blackstone Mezzanine Management Associates L.L.C, its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BMP SIDE-BY-SIDE GP L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE HOLDINGS II L.P. By: Blackstone Holdings I/II GP Inc., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

THE BLACKSTONE GROUP L.P. By: Blackstone Group Management L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Signatory

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman